SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



   Date of Report (Date earliest event reported) April 3, 1998



Commission     Registrant, State of Incorporation, I.R.S. Employer
File Number    Address and Telephone Number        Identification No.


0-320          ENTERGY MISSISSIPPI, INC.           64-0205830
               (a Mississippi corporation)

               308 East Pearl Street
               Jackson, Mississippi  39201
               Telephone (601) 368-5000




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Item 5.   Other Events

Incorporation of Certain Documents by Reference


     Pursuant to Rule 411of Regulation C under the Securities Act of 1933 and in reliance on AMBAC Assurance Corporation, SEC No-Action Letter (December 19, 1996), Entergy Mississippi, Inc., (the "Company") does hereby incorporate by reference the consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1997 and December 31, 1996, and for the three year period ended December 31, 1997, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 27, 1998) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement (File No. 33-50507); and (iii) the prospectus supplement dated April 2, 1998 relating to the Company's 6.45% General and Refunding Mortgage Bonds due April 1, 2008.

               In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of KPMG Peat
Marwick LLP to the use of its name in such prospectus supplement.
The consent of KPMG Peat Marwick LLP is filed herewith as Exhibit
23.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(a)  Not applicable
(b)  Not applicable
(c)  Exhibits

     The following documents are filed herewith in accordance with Item 601(b) of Regulation S-K.

     Exhibit No.               Description

          23        Consent of KPMG Peat Marwick LLP


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ENTERGY MISSISSIPPI, INC.


                              By:  /s/ Louis E. Buck
                                   Louis E. Buck
                                   Vice President, Chief Accounting
                                   Officer and Assistant Secretary

Dated:  April 3, 1998

                          EXHIBIT INDEX



     Exhibit No.              Description                 Page

          23      Consent of KPMG Peat Marwick LLP         5